PGOF-P7 07/24

Summary Prospectus Supplement	July 8, 2024

Putnam California Tax Exempt Income Fund

Putnam Diversified Income Trust

Putnam Core Bond Fund

Putnam Dynamic Asset Allocation Balanced Fund

Putnam Dynamic Asset Allocation Conservative Fund

Putnam Dynamic Asset Allocation Growth Fund

Putnam ESG Core Bond ETF

Putnam ESG High Yield ETF

Putnam ESG Ultra Short ETF

Putnam Floating Rate Income Fund

Putnam Global Income Trust

Putnam Government Money Market Fund

Putnam High Yield Fund

Putnam Income Fund

Putnam Intermediate-Term Municipal Income Fund

Putnam Massachusetts Tax Exempt Income Fund

Putnam Minnesota Tax Exempt Income Fund

Putnam Money Market Fund

Putnam Mortgage Opportunities Fund

Putnam Mortgage Securities Fund

Putnam Multi-Asset Income Fund

Putnam New Jersey Tax Exempt Income Fund

Putnam New York Tax Exempt Income Fund

Putnam Ohio Tax Exempt Income Fund

Putnam Pennsylvania Tax Exempt Income Fund

Putnam Short Duration Bond Fund

Putnam Short-Term Municipal Income Fund

Putnam Strategic Intermediate Municipal Fund

Putnam Tax Exempt Income Fund

Putnam Tax-Free High Yield Fund

Putnam Ultra Short Duration Income Fund

Putnam VT Diversified Income Fund

Putnam VT Global Asset Allocation Fund

Putnam VT Government Money Market Fund

Putnam VT High Yield Fund

Putnam VT Income Fund

Putnam VT Mortgage Securities Fund

Effective July 15, 2024 (the “Effective Date”), Putnam Investment Management, LLC (“Putnam Management”) will transfer its management contracts with the above-listed Putnam funds (each, a “fund” and together, the “funds”) to Franklin Advisers, Inc. (“Franklin Advisers”) (the “Transfer”). As a result of the Transfer, Franklin Advisers will replace Putnam Management as the investment advisor of each fund.

Both Putnam Management and Franklin Advisers are wholly-owned subsidiaries of Franklin Resources, Inc. (“Franklin Resources”). In connection with the Transfer, each fund’s portfolio managers, along with supporting research analysts and certain other investment staff of Putnam Management, will become employees of Franklin Advisers, continuing their integration with the broader fixed income and Investment Solutions investment teams at Franklin Advisers that they have been part of since the closing of Franklin Resources’ acquisition of Putnam Management on January 1, 2024 (the “Acquisition”).

In connection with the Transfer, as of the Effective Date, Putnam Management will transfer to Franklin Advisers the sub-management contract between Putnam Management and Putnam Investments Limited in respect of each of the funds, and the sub-advisory contract among Putnam Management, PIL and The Putnam Advisory Company, LLC (“PAC”) in respect of Putnam Dynamic Asset Allocation Balanced Fund, Putnam Dynamic Asset Allocation Conservative Fund, Putnam Dynamic Asset Allocation Equity Fund, Putnam Dynamic Asset Allocation Growth Fund, Putnam Multi-Asset Income Fund, and Putnam VT Global Asset Allocation Fund.

In addition, as of the Effective Date, Franklin Advisers will retain Putnam Management as sub-adviser for the funds pursuant to a new subadvisory agreement (the “Subadvisory Agreement”). Putnam Management’s equity investment team and certain other staff will remain as employees of Putnam Management after the Transfer, and the Subadvisory Agreement will permit these personnel to continue to provide the same services (including certain investment advisory and related services) to the funds, as applicable by fund, that they had provided to the funds prior to the Transfer.

The Transfer is not expected to change a fund’s investment strategy or the way in which the fund’s assets are managed in any material way, and, on completion of the Transfer on the Effective Date, each fund’s current portfolio manager(s) will continue to manage the fund as part of Franklin Advisers. The changes described above are also not expected to materially change the nature or level of services provided to each fund, and will not result in an increase in the fees payable by the fund to its investment manager.

In connection with the foregoing, as of the Effective Date, all references to Putnam Management in each fund’s summary prospectus (other than references mentioned below, and references describing the Acquisition, as applicable) are deleted and replaced with references to Franklin Advisers, Inc. or Franklin Advisers, as the context requires. Additionally, all portfolio managers of the funds for which Putnam Management is listed as the employer are now employees of Franklin Advisers.

In addition, the following changes are made as of the Effective Date:

•	For each of Putnam Core Bond Fund and Putnam Short Duration Bond Fund, all references to PAC serving as the fund’s sub-advisor are deleted.
•	For each fund, in the section Your fund’s management – Sub-advisor or Sub-advisors, as applicable, Putnam Investment Management, LLC is added to the list of sub-advisors.

Shareholders should retain this Supplement for future reference.